ANGEL OAK MULTI-STRATEGY INCOME FUND
ANGEL OAK FINANCIALS INCOME FUND
ANGEL OAK HIGH YIELD OPPORTUNITIES FUND
ANGEL OAK ULTRASHORT INCOME FUND
each, a series of Angel Oak Funds Trust
June 13, 2019
Supplement to the
Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), as applicable, each dated May 31, 2019

On June 13, 2019, Angel Oak Capital Advisors, LLC (“Angel Oak”) announced that managing partner Brad A. Friedlander is leaving Angel Oak to pursue personal interests outside of the firm. Mr. Friedlander will retain a passive, minority ownership in Angel Oak with Sreeniwas V. Prabhu and Michael A. Fierman increasing their controlling interests.
In connection with Mr. Friedlander’s departure, the following changes are made to the summary prospectuses, prospectus and SAI, as applicable, effective immediately.
Summary Prospectuses of Angel Oak Multi-Strategy Income Fund and Angel Oak Financials Income Fund
The Portfolio Management section of the summary prospectus of each of the Multi-Strategy Income Fund and the Financials Income Fund is updated to remove references to Brad A. Friedlander.
Prospectus
The first paragraph of the MANAGEMENT OF THE FUNDS section of the prospectus is deleted in its entirety and replaced with:
Adviser. The Adviser, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, serves as investment adviser to the Funds. The Adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The Adviser was formed in 2009 and provides advisory services to high net worth individuals and institutions. As of January 31, 2019, the Adviser had assets under management of approximately $9.1 billion .The Adviser is controlled by the Managing Partners, Michael A. Fierman and Sreeniwas V. Prabhu.
In addition, the third paragraph of the PORTFOLIO MANAGERS section of the prospectus is deleted in its entirety.
SAI
All references to Brad A. Friedlander are removed from the SAI.
Please retain this Supplement with your Prospectus for future reference.